UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2010
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Tollgrade Communications, Inc. (the “Company”) currently plans to hold its 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”) on May 20, 2010. The date of the 2010 Annual Meeting will occur more than thirty (30) days before the anniversary of the Company’s 2009 Annual Meeting of Shareholders. As a result, the Company has set new deadlines for the receipt of any shareholder proposals.
Rule 14a-8 Shareholder Proposal Deadline
For shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act to be presented at our 2010 Annual Meeting and included in the Company’s proxy statement, such proposals must be submitted and received by the Secretary of Tollgrade at our principal offices, Tollgrade Communications, Inc., 493 Nixon Road, Cheswick, Pennsylvania 15024, by the close of business on January 20, 2010, which we believe is a reasonable time before we will begin to print and send our proxy materials. Such proposals will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in the Company’s proxy statement, and may be omitted if not in compliance with applicable requirements.
Timely Notice under Rule 14a-4(c)
If a shareholder wishes to submit a proposal outside of Rule 14a-8, which is not intended to be included in the Company’s proxy statement, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act (relating to the circumstances under which a proxy may confer discretionary authority to vote on certain matters), the proposal must be received at the above address not later than February 19, 2010, which we believe is a reasonable time before we will begin to send our proxy materials for the 2010 Annual Meeting.
Bylaws Advance Notice Deadline
Section 3.17 of our Bylaws requires that any shareholder intending to present a proposal for action at an annual meeting which is not intended to be included in our proxy statement must give written notice of the proposal to the Secretary of Tollgrade, within the timeframe and containing the information specified in Section 3.17.
If the annual meeting is to be held on a date that is more than thirty (30) days before the anniversary of the prior year’s annual meeting, Section 3.17 of our Bylaws provides that in order to be timely, a shareholder’s notice of its proposal must be delivered to the Secretary during the period of time between the close of business on the 120th day prior to the annual meeting and the close of business on the 90th day prior to the annual meeting.
Our 2010 Annual Meeting will be held on May 20, 2010, which will occur more than thirty (30) days before the anniversary of our 2009 Annual Meeting. Accordingly, any shareholder intending to present a proposal for action at our 2010 Annual Meeting which is not intended to be included in our proxy statement must provide notice of its proposal to the Secretary during the period of time between the close of business on January 20, 2010 and the close of business on February 19, 2010. Shareholders are advised to review our Bylaws for a complete discussion of the requirements that must be met by a shareholder intending to present a proposal at an annual meeting.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2010	TOLLGRADE COMMUNICATIONS, INC.
	By:	/s/ Jennifer M. Reinke
Jennifer M. Reinke
General Counsel and Secretary